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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported): JULY 14, 2000




                            COMVERSE TECHNOLOGY, INC.
             (Exact name of Registrant as specified in its charter)






          NEW YORK                     0-15502                13-3238402
(State or Other Jurisdiction         (Commission          (I.R.S. Employer
      of Incorporation)              File Number)         Identification No.)



   170 CROSSWAYS PARK DRIVE
      WOODBURY, NEW YORK                                    11797
(Address of Principal Executive                          (Zip Code)
           Offices)



Registrant's telephone number, including area code  (516) 677-7200




                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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NY2:\947710\01\KB9@01!.DOC\37994.0018
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ITEM 1.           NOT APPLICABLE.

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  On July 14, 2000, Comverse Technology, Inc., a New York corporation ("Comverse"), completed its acquisition of Loronix Information Systems, Inc., a Nevada corporation ("Loronix"). The acquisition was effected by the merger (the "Merger") of Comverse Acquisition Corp., a Nevada corporation and direct, wholly-owned subsidiary of Comverse with and into Loronix with Loronix being the surviving corporation, pursuant to the Agreement and Plan of Merger, dated as of March 5, 2000, among Loronix, Comverse and Comverse Acquisition Corp. As a result of the Merger, Loronix is now a direct, wholly-owned subsidiary of Comverse.

                  Prior to the Merger, Loronix's assets were used primarily in the business of designing, marketing, selling and supporting a family of software-based digital video recording and identification management solutions worldwide. Comverse and Loronix intend to continue such businesses.

                  Pursuant to the terms of the Merger Agreement, each issued and outstanding share of common stock, par value $.001 per share, of Loronix ("Loronix Common Stock") was converted into the right to receive 0.385 shares of common stock, par value $0.10 per share, of Comverse ("Comverse Common Stock"). Comverse will issue approximately 1,995,000 shares of Comverse Common Stock in exchange for the shares of Loronix Common Stock. In addition, each option to purchase Loronix Common Stock outstanding under Loronix's stock option plans was converted into an option to purchase the number of shares of Comverse Common Stock equal to the number of shares of Loronix Common Stock subject to such option multiplied by the exchange ratio for the Merger, and the associated exercise price was adjusted accordingly.

                  All information concerning the Merger and the operation of the combined businesses of Comverse and Loronix after the Merger that was filed with the Securities and Exchange Commission (the "SEC") pursuant to Rule 424(b) under the Securities Act of 1933, as part of Loronix's Joint Proxy
Statement/Prospectus, dated June 7, 2000 (the "Loronix Proxy
Statement/Prospectus"), is incorporated herein by reference.

ITEM 3-6.         NOT APPLICABLE.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.

                  The consolidated audited balance sheet of Loronix as of December 31, 1999 and the consolidated statements of operations and cash flows of Loronix for the fiscal years ended December 31, 1998 and 1999 and the notes therewith, have been filed with the SEC as part of Loronix's Annual Report on Form 10-KSB (File No. 000-24738) for the fiscal year ended December 31, 1999, and are incorporated herein by reference.

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

                  The consolidated audited balance sheet of Loronix as of December 31, 1998 and the consolidated statements of operations and cash flows of Loronix for the fiscal year ended December 31, 1997 and the notes therewith, have been filed with the SEC as part of Loronix's Annual Report on Form 10-KSB (File No. 000-24738) for the fiscal year ended December 31, 1998, and are incorporated herein by reference.

                  The unaudited consolidated balance sheet of Loronix as of March 31, 2000 and the unaudited consolidated statements of operations and cash flows of Loronix for the three months ended March 31, 2000 and 1999 have been filed with the SEC as part of Loronix's Quarterly Report on Form 10-QSB (File No. 000-24738) for the fiscal quarter ended March 31, 2000, and are incorporated herein by reference.

         (b)      Pro Forma Financial Information.

                  The unaudited pro forma condensed combined balance sheet of Comverse and Loronix at January 31, 2000 and the unaudited pro forma condensed combined statements of income of Comverse and Loronix for the years ended December 31, 1997 and January 31, 1999 and 2000, and the notes therewith have been filed with the SEC as part of Amendment No. 1 to Comverse's Registration Statement on Form S-4 (Registration No. 333-37170), and are incorporated herein by reference.

         (c)      Exhibits.

         2.1 Agreement and Plan of Merger, dated as of March 5, 2000, among Loronix, Comverse and Comverse Acquisition Corp. (incorporated herein by reference to Amendment No. 1 to the Registrant's Registration Statement on Form S-4, (Registration No. 333-37170)).

         *99.1    Press Release of the Registrant, dated July 17, 2000.

         99.2 Consolidated audited balance sheets of Loronix as of December 31, 1999 and consolidated statements of operations and cash flows of Loronix for the fiscal years ended December 31, 1998 and 1999 (incorporated herein by reference to Loronix's Annual Report on Form 10-KSB (File No. 000-24738) for the fiscal year ended December 31, 1999).

         99.3 Consolidated audited balance sheets of Loronix as of December 31, 1998 consolidated statements of operations and cash flows of Loronix for the fiscal year ended December 31, 1997 (incorporated herein by reference to Loronix's Annual Report on Form 10-KSB (File No. 000-24738) for the fiscal year ended December 31, 1998).

         99.4 Unaudited consolidated balance sheet of Loronix as of March 31, 2000 and the unaudited consolidated statements of operations and cash flows of Loronix for the three months ended March 31, 2000 and 1999 (incorporated herein by reference to Loronix's Quarterly Report on Form 10-QSB (File No. 000-24738) for the fiscal quarter ended March 31, 2000).

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         99.5     Unaudited pro forma condensed combined balance sheet of
                  Comverse and Loronix at January 31, 2000 and the unaudited pro forma condensed combined statements of income of Comverse and Loronix for the years ended December 31, 1997 and January 31, 1999 and 2000, and (incorporated herein by reference to the Loronix Proxy Statement/Prospectus filed on June 8, 2000).


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                  * Filed herewith.


                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                          COMVERSE TECHNOLOGY, INC.


Dated:  July 28, 2000                     By:   /s/ William F. Sorin
                                              --------------------------
                                              Name: William F. Sorin
                                              Title: Corporate Secretary



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                                  EXHIBIT INDEX
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EXHIBIT
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2.1      Agreement and Plan of Merger, dated as of March 5, 2000, among Loronix,
         Comverse and Comverse Acquisition Corp. (incorporated herein by reference to Amendment No. 1 to the Registrant's Registration Statement on Form S-4, (Registration No. 333-37170)).

* 99.1   Press Release of the Registrant, dated July 17, 2000.

99.2 Consolidated audited balance sheets of Loronix as of December 31, 1999 and consolidated statements of operations and cash flows of Loronix for the fiscal years ended December 31, 1998 and 1999 (incorporated herein by reference to Loronix's Annual Report on Form 10-KSB (File No. 000-24738) for the fiscal year ended December 31, 1999).

99.3 Consolidated audited balance sheets of Loronix as of December 31, 1998 consolidated statements of operations and cash flows of Loronix for the fiscal year ended December 31, 1997 (incorporated herein by reference to Loronix's Annual Report on Form 10-KSB (File No. 000-24738) for the fiscal year ended December 31, 1998).

99.4 Unaudited consolidated balance sheet of Loronix as of March 31, 2000 and the unaudited consolidated statements of operations and cash flows of Loronix for the three months ended March 31, 2000 and 1999 (incorporated herein by reference to Loronix's Quarterly Report on Form 10-QSB (File No. 000-24738) for the fiscal quarter ended March 31,
         2000).

99.5 Unaudited pro forma condensed combined balance sheet of Comverse and Loronix at January 31, 2000 and the unaudited pro forma condensed combined statements of income of Comverse and Loronix for the years ended December 31, 1997 and January 31, 1999 and 2000 , and (incorporated herein by reference to the Loronix Proxy
         Statement/Prospectus filed on June 8, 2000).




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* Filed herewith.


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